Supplement dated November 30, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Total Return Bond Strategies Fund	1/1/2018
 On October 24, 2018, the Fund's Board of Trustees approved the addition of Voya Investment Management Co. LLC (Voya) to manage a portion of the Fund's assets, effective on or about December 5, 2018 (the Effective Date). Accordingly, on the Effective Date, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The fourth paragraph under the subsection “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund – Principal Investment Strategies”  section of the Prospectus is hereby superseded and replaced with the following:
The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures contracts (including currency futures, index futures (including fixed income index and volatility index futures), interest rate futures and other bond futures), inverse variable- or floating-rate obligations (commonly referred to as inverse floaters), options (including options on futures contracts and interest rate options), options on swaps (commonly known as swaptions), and swaps (including credit default swaps, credit default swap indexes, interest rate swaps, and total return swaps). The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), to manage credit and interest rate exposure, and/or to manage duration and yield curve of the Fund or a sleeve of the Fund.
The rest of the section remains the same.
The information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund – Fund Management” section of the Prospectus is hereby revised to add the following:
Subadviser: Voya Investment Management Co. LLC (Voya)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Toms, CFA	Chief Investment Officer, Fixed Income of Voya	Co-Portfolio Manager	December 2018
Randall Parrish, CFA	Head of Credit of Voya	Co-Portfolio Manager	December 2018
David Goodson	Head of Securitized of Voya	Co-Portfolio Manager	December 2018
The rest of the section remains the same.
The second and sixth paragraphs under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus are hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve of the Fund and is also responsible for oversight of the Fund's Subadvisers. The Subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income), TCW Investment Management Company LLC (TCW), and Voya Investment Management Co. LLC (Voya). Columbia Management, subject to the oversight of the Fund's Board of Trustees, determines the allocation of the Fund's assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of one another and use their own methodologies for selecting investments.
The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures contracts (including currency futures, index futures (including fixed income index and volatility index futures), interest rate futures and other bond futures), inverse variable- or floating-rate obligations (commonly referred to as inverse floaters), options (including options on futures contracts and interest rate options), options on swaps (commonly known as swaptions), and swaps (including credit default swaps, credit default swap indexes, interest rate swaps, and total return swaps). The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), to manage credit and interest rate exposure, and/or to manage duration and yield curve of the Fund or a sleeve of the Fund.
Additionally, the following information is hereby added above the caption "Columbia Management — Liquidity Strategy Sleeve" under the subsection "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus:
Voya Sleeve
With respect to its sleeve, Voya believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. In deciding what securities to buy and sell, Voya employs a dynamic investment process that seeks to balance top-down macro-economic considerations and fundamental bottom-up analysis, focusing on sector allocation, security selection, duration and yield curve management, and risk management. Voya also leverages proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
SUP101_08_006_(11/18)

Voya may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The rest of the section remains the same.
The information under the subsection "Primary Service Providers – The Investment Manager" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following to the end of the fifth paragraph:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Voya will be available in the Fund’s semiannual report to shareholders for the fiscal period ending February 28, 2019.
The rest of the section remains the same.
The information under the subsection "Primary Service Providers – Subadvisers" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following as a fourth paragraph:
Voya, which has served as Subadviser to the Fund since December 2018, is located at 230 Park Avenue, New York, NY 10169. Voya, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Voya is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya was organized in 1972 and provides a variety of investment management and investment advisory services.
The rest of the section remains the same.
The information under the subsection "Primary Service Providers – Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Subadviser: Voya Investment Management Co. LLC (Voya)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Toms, CFA	Chief Investment Officer, Fixed Income of Voya	Co-Portfolio Manager	December 2018
Randall Parrish, CFA	Head of Credit of Voya	Co-Portfolio Manager	December 2018
David Goodson	Head of Securitized of Voya	Co-Portfolio Manager	December 2018
Mr. Toms joined Voya in 2009. Mr. Toms began his investment career in 1994 and earned a BBA from the University of Michigan.
Mr. Parrish joined Voya in 2001. Mr. Parrish began his investment career in 1990 and earned a BBA in business administration from the University of Georgia.
Mr. Goodson joined Voya in 2002. Mr. Goodson began his investment career in 1996 and earned a BS in management from Georgia Institute of Technology.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP101_08_006_(11/18)